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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): OCTOBER 30, 2003



                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-13402                 22-2286646
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


           12300 PARC CREST DR.
              STAFFORD, TX                                        77477
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (281) 933-3339

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2003, Input/Output, Inc. (the "Company") issued a press release regarding its results of operations for the third quarter of 2003, a copy of which is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference. Such exhibit (i) is furnished pursuant to Item 12 of Form 8-K,
(ii) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 30, 2003


                                        Input/Output, Inc.
                                        (Registrant)




                                        By:    /s/ Brad Eastman
                                               --------------------------------
                                        Name:  Brad Eastman
                                               --------------------------------
                                        Title: Vice President &
                                               Chief Administrative Officer
                                               --------------------------------


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                                INDEX TO EXHIBITS


Exhibit No.                      Description
-----------                      -----------

  99.1 Press Release, dated October 30, 2003, issued by Input/Output, Inc.


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